Goodwill and Intangible Assets - Schedule of Future Amortization Expense for Intangible Assets (Detail) - USD ($) $ in Thousands	Sep. 30, 2019	Dec. 31, 2018	Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
2019	$ 428
2020	1,698
2021	1,698
2022	1,698
2023	1,698
Thereafter	5,136
Net Carrying Amount	$ 12,356	$ 13,626	$ 15,325